Debentures	12 Months Ended
Dec. 31, 2022
Disclosure Of Borrowings [Abstract]
Debentures
13.	Debentures
On September 30, 2020, the Company and its debenture holders approved certain amendments to the terms of the debentures, with an effective da te
of
July 1, 2020
.
 Among other things, the amendments include:

i)
a reduction in the weighted average coupon interest rate, from approximately 14% to approximately 7% and the extension of the maturity date for 50% of the principal balance to January 31, 2023, and the remainder to January 31, 2024;

ii)
replacement of the former monthly interest payable by a new quarterly payment (the “Quarterly Payment”), the amount of which is fixed at 12% per annum (3% per quarter) of the principal balance of the debentures as at September 29, 2020. Debenture holders received an election to either receive the Quarterly Payment as a) an interest payment of 8% per annum (2% per quarter) with the remainder of the payment going towards reducing the principal balance of the debenture, or b) a reduction of the principal balance of the debenture equal to the amount of the Quarterly Payment;

iii)	settlement of the new Quarterly Payment on the first business day following the end of a calendar quarter at the Company’s option either in cash or Common Shares; and

iv)
an option for all debenture holders to receive a lump-sum payout of their previously unpaid interest for the period from March 1, 2020 to June 30, 2020, at a reduced interest rate of 10%. Those who elected this option were paid in Common Shares in October 2020 subsequent to the end of the quarter.

On October 7, 2020, Mogo issued 4,479,392 warrants (the “Debenture Warrants”) to its debenture holders in connection with the debenture amendments approved on September 30, 2020, at an exercise price of $2.03 per Common Share. The Debenture Warrants were exercisable at any time until January 3, 2023. As at December 31, 2022, 3,295,427 Debenture Warrants were exercised and converted into Common Shares for cash proceeds of $6,690. As at December 31, 2022, 1,183,965 Debenture Warrants were outstanding exercisable. The remaining 1,183,965 Debenture Warrants expired unexercised on January 3, 2023.
Interest expense on the debentures related to the coupon payment is included in debenture interest and other financing expense, and the portion of expense related to accretion of the discount is recorded separately to accretion related to debentures in the consolidated statements of operations and comprehensive income (loss).

	As at
	December 31, 2022	December 31, 2021
Principal balance	39,658	41,375
Discount	(2,118)	(2,323)

	37,540	39,052
Interest payable	726	742

	38,266	39,794

The Debentures are secured by the assets of the Company, governed by the terms of a trust deed and, among other things, are subject to a subordination agreement to the credit facility which effectively extends the individual maturity dates of such debentures between January 2023 and June 2025 to
 July 2, 2025
, being the maturity date of the credit facility.

As at December 31, 2022, the Company adjusted the amortised cost of the debentures to give effect to their subordination to the Company’s senior secured credit facility. The amortised cost of the debentures was recalculated by discounting the revised estimated future cash flows at the original effective interest rate. The Company recorded a gain of
 $1,114
due to the resulting difference in amortised cost that is recognised in the consolidated statements of operations and comprehensive income (loss).
The debenture principal repayment dates, after giving effect to the subordination agreement referenced above, are as follows:

	Principal component of quarterly payment	Principal due on maturity	Total

2023	2,215	—	2,215

202 4	2,358	—	2,358
202 5	1,870	33,215	35,085
	6,443	33,215	39,658

The debenture principal repayments are payable in either cash or Common Shares at Mogo’s option. The number of Common Shares required to settle the principal repayments is variable based on the Company’s share price at the repayment date.